Exhibit 10.1


                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (the "Agreement") is made as of April 9, 1999 between World Callnet, Inc., a Delaware corporation (the "Company"), and the parties listed on Exhibit A hereto, as it may be amended from time to time, each of whom has executed this Agreement (each a "Purchaser" and collectively the "Purchasers").

         WHEREAS, the Company desires to sell to the Purchasers $500,000 of its 10% Unsecured Notes (the "Notes") and warrants (the "Warrants") to purchase up to 1,000,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), and

         WHEREAS, the Purchasers have agreed to purchase the Notes and the Warrants.

         NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties hereto agree as follows:

         1. Authorization. The Company has authorized the issuance to the Purchasers of the Notes under the terms and conditions set forth herein and substantially in the manner set forth as Exhibit B hereto and the Warrants on the terms and conditions set forth in Section 7 hereof.

         2. Purchase and Sale of Notes. On the Closing Dates (as defined below), the Company will sell to the Purchasers and, subject to the terms and conditions herein set forth, such Purchasers will purchase from the Company, an aggregate of $500,000 principal amount of the Notes and the Warrants for a purchase price equal to 100% of the principal amount of the Notes purchased (the "Purchase Price") on such Closing Date. The Company will make delivery of the Notes and the Warrants by delivering to each such Purchaser a Note in the principal amount being purchased by such Purchaser and a certificate representing the Warrants being purchased by such Purchaser, against payment in each case of the Purchase Price by valid check. Exhibit A shall be amended from time to time until Notes evidencing the entire amount authorized by the Company have been sold.

         3. Closing. The closings of the transactions contemplated hereby (each a "Closing") shall take place on one or more dates (each a "Closing Date" and collectively the "Closing Dates") at the offices of Eagle Equity, Inc., Two Lincoln Centre, Suite 1280, 5420 LBJ Freeway, LB 56, Dallas, Texas 75240 at such dates and times as shall be determined by the Company and as reasonably acceptable to Purchasers.

         4. Representations and Warranties of the Company. The Company and its existing subsidiaries, jointly and severally, hereby separately represents and warrants to each Purchaser as follows:

                  4.1 Organization; Standing and Power. Each of the Company and its existing subsidiaries (a) is a corporation duly organized, existing and in good standing under the laws of its respective jurisdiction (b) has all requisite corporate power and authority to own its properties and to carry on its businesses as now conducted and as proposed hereafter to be conducted, (c) is duly qualified to do business as a foreign corporation in each and



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         every  jurisdiction  where such qualification is necessary except where the failure to so qualify would not have a material adverse effect on the financial condition, business, operations, assets or prospects of the Company or any of such subsidiaries (a "Material Adverse Effect"), and (d) has all requisite corporate power and authority to execute and deliver, and perform all of their respective obligations under this Agreement, the Notes, and the Warrants, (collectively and together with the Registration Rights Agreement in the form annexed hereto as Exhibit C, the "Transaction Documents").

                  4.2 Capitalization. The capitalization of the Company is set forth in Schedule 4.2.

                  4.3 Authorization. The execution, delivery and performance by the Company of its obligations under the Transaction Documents has been duly authorized by all requisite corporate action and will not, either prior to or as, a result of the consummation of the transactions contemplated by this Agreement: (a) violate any law, any order of any court or other agency of government, any provision of the Certificate of Incorporation or Bylaws of the Company or any subsidiary, or any contract, indenture, agreement or other instrument to which the Company or any subsidiary is a party, or by which the Company or any such subsidiary or any of their respective assets or properties are bound, or (b) be in conflict with, result in a breach of, or constitute (after the giving of notice of lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of any Company or any such subsidiary pursuant to any such contract, indenture, agreement or other instrument. Neither the Company nor any of its subsidiaries is required to obtain any government approval, consent or authorization from, or to file any declaration or statement with, any governmental, instrumentality or agency in connection with or as a condition to the execution, delivery or performance of any of the Transaction Documents other than the filing of Form D and any applicable state securities law filings.

                  4.4 Non-contravention. Neither the Company nor any of its subsidiaries, to the Company's knowledge, is in violation or breach of or in default with respect to, complying with any material provision of any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company or such subsidiary is a party, and each such contract, agreement, instrument, lease, license, arrangement and understanding is in full force and effect and is the legal, valid and binding obligation of the Company or such subsidiary enforceable as to the Company or such subsidiary, as the case may be, in accordance with its terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and to general equitable principals). The Company and its subsidiaries enjoy peaceful and undisturbed possession under all real property leases under which they are operating,

                  4.5 Litigation. Except as set forth in Schedule 4.5, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened in writing against


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         the Company, any of its subsidiaries or any of their respective assets, which, if adversely determined, would have a Material Adverse Effect.

                  4.6      Financial Statements.

                           (a) The financial statements of the Company set forth in the Company's reports filed with the Securities and Exchange Commission (the "Commission") (the "Financial Statements") have been prepared in accordance with United States generally accepted accounting principle ("GAAP") on a consistent basis for all periods and fairly present in all material respects the consolidated financial condition of the Company and its consolidated subsidiaries as at said dates, and the results of operations for the periods stated. The books of account and other financial records of the Company and each of its subsidiaries have been maintained in accordance with GAAP, consistently applied.

                           (b) Neither the Company nor any Subsidiary has any liabilities, obligations or commitments of any kind or nature whatsoever, whether absolute, accrued, contingent or otherwise (collectively "Liabilities and Contingencies") except: (i) Liabilities and Contingencies disclosed in the Financial Statements or footnotes thereto, (ii) Liabilities and Contingencies incurred in the ordinary course of business and consistent with past practice since the date of the most recent Financial Statements, or (iii) those Liabilities and Contingencies which are not required to be disclosed under GAAP.

                           (c) Except as set forth in Schedule 4.5, since the date of the most recent Financial Statements, there have been no changes which would have a Material Adverse Effect.

                  4.7 Securities Law Exemption. Assuming the accuracy of each Purchaser's representations and warranties set forth herein, the sale of the Notes and Warrants pursuant to this Agreement has been made in accordance with the provisions and requirements of Regulation D ("Regulation D") under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state law.

                  4.8 Use of Proceeds. The net proceeds from the sale of the Notes shall be used for working capital and general corporate purposes of the Company and its existing subsidiaries.

                  4.9 Solvency. Neither the Company nor any of its subsidiaries is contemplating either the filing of a petition under any state or federal bankruptcy or insolvency law, or the liquidation or sale of the Company or any of its subsidiaries or any substantial portion of their respective assets or property; and the Company has no knowledge of any person contemplating the filing of any such petition against the Company or any of its subsidiaries.

                  4.10 Tax Returns. Except as otherwise set forth in footnotes to the consolidated balance sheet of the Company, which the Company shall furnish to the Purchasers at their


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         request,  and except for any returns currently on extension pursuant to properly and timely filed extensions, the Company and its subsidiaries have each filed all federal, state and local tax returns required to be filed by any of them and have paid or made adequate provision (as reflected in the Financial Statements) for the payment of all federal, state and local taxes, charges and assessments as set forth on such returns.

                  4.11 ERISA. Neither the Company nor any of its subsidiaries maintains or has any obligation to make any contributions to any pension, profit sharing or other similar plan providing for deferred compensation to any employee.

                  4.12 Compliance with Laws. The Company and its subsidiaries are in compliance in all material respects with all occupational safety, health, wage and hour, employment discrimination, environmental, flammability, labeling, usury and other applicable laws which are material to their respective businesses, and the Company is not aware of any state of facts, events, conditions or occurrences which may now or hereafter constitute or result in a violation of any of such applicable laws, or which may give rise to the assertion of any such violation, the effect of which could have a Material Adverse Effect.

                  4.13 Licenses and Permits. The Company and its subsidiaries have all federal, state and local licenses and permits required to be maintained in connection with and material to their respective operations, and all such licenses and permits are valid and in full force and effect.

                  4.14 Environmental Laws. To the best of the Company's knowledge, the land and improvements owned or leased by the Company or any of its subsidiaries for use in their respective business operations are free of dangerous levels of contaminates, oils, asbestos, radon, PCB's, hazardous substances or waste as defined by federal, state or local environmental laws, regulations or administrative orders or other materials, the removal of which is required or the maintenance of which is prohibited, regulated or penalized by any federal, state or local governmental authority.

         5. Representations and Warranties of the Purchasers. Each Purchaser, for himself and not for any other Purchaser, hereby represents and warrants to the Company with respect to this Agreement and to the issuance of the Notes and Warrants as follows:

                  5.1 Authorization of Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of such person, does not violate any laws or regulations applicable to such person and is the valid binding and enforceable obligation of such person in accordance with its terms.

                  5.2 Experience; Accredited Investor. The Purchaser is experienced in evaluating and investing in the type of companies such as the Company, The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of the Securities Act, and the rules promulgated thereunder.


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                  5.3  Investment.  The  Purchaser is acquiring  the Notes,  the
         Warrants and the shares of Common Stock issuable upon exercise of the Warrants for investment for such Purchaser's own account and not with the view to, or for resale in connection with, any distribution thereof. The Purchaser understands that none of the Notes, Warrants and shares of Common Stock issuable upon exercise of the Warrants have been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona ride nature of the investment intent as expressed herein.

                  5.4 Nature of Securities. The Purchaser understands that the Notes are unsecured, unguaranteed obligations of Company.

                  5.5 Access to Data. The Purchaser has had an opportunity to discuss the Company's business, management and financial affairs, including the business, management and financial affairs, of its subsidiaries, with the Company's management and the opportunity to review the Company's facilities. The Purchaser understands that such discussions, as well as any written information issued or provided by the Company, were intended to describe the aspects of the Company's business and prospects which the Company believes to be material but were not necessarily a thorough or exhaustive description thereof. The Purchaser has received from the Company all materials and information it deems necessary for it to make its investment decision with respect to the securities offered hereby.

         6. Legends. The Company will cause each Note to be endorsed with the following legends:

         THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.

         7.       Warrants.

                  7.1      Terms of Warrants.

                           (a)      The Warrants shall have the following terms:



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                                    (i) for each $ 100,000  principal  amount of
                           Notes purchased, the Company shall issue a Warrant to purchase 200,000 shares of Common Stock. (In the event Purchaser purchases a Note having a principal amount less than $100,000 or a Note the principal amount of which is not a whole multiple of $100,000, the number of shares of Common Stock issuable upon exercise of a Warrant shall be adjusted pro rata); and

                                    (ii) The Warrants  issued to a Purchaser (or
                           affiliated parties) with respect to the first 350,000 shares of Common Stock underlying the Warrants shall have an exercise price of $4.00 per share of Common Stock and shall have the other terms as set forth in a warrant agreement, the form of which is annexed hereto as Exhibit C.

                                    (iii) The Warrants issued to a Purchaser (or
                           affiliated parties) with respect to the remaining 150,000 share of Common Stock underlying the Warrants shall have an exercise price of $10.00 per share of Common Stock and have the other terms as set forth in a warrant agreement, the form of which is annexed hereto as Exhibit D.

                           (b) The  Warrant  Agreements  shall be  issued to the
                  Purchasers at the Closing.

                  7.2 Registration Under the Securities Act. The Company and the Purchasers shall enter into a Registration Rights Agreement with respect to the shares of Common Stock issuable upon exercise of the Warrants substantially in the form annexed hereto as Exhibit E.
                                                              ---------

         8.       Covenants.

                  8.1 Affirmative Covenants of the Company. The Company and its subsidiaries hereby jointly and severally covenant and agree that, from the date hereof and until the Notes have been paid in full, they shall:

                           (a) Corporate and  Insurance.  Do or cause to be done
                  all things necessary to at all times (a) other than mergers solely among the Company and any of its subsidiaries, preserve, renew and keep in full force and effect their corporate existence, rights, licenses, permits and franchises,
                  (b) comply with this Agreement, (c) maintain and preserve all of their material property used or useful in the conduct of their respective businesses, (d) keep, under the coverage of an "umbrella policy or other, form of coverage, its insurable properties adequately insured at all times, by financially sound and reputable insurers, to such extent and against such risks, including fire and other risks and casualty insured against by extended coverage, and maintain, as part of such coverage, liability and such other insurance, as is customarily maintained by companies engaged in similar businesses (including, without limitation, products liability insurance), and (e) comply with


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                  all applicable laws material to their  respective  businesses, whether now in effect or hereafter enacted, promulgated or issued.

                           (b) Payment of Taxes.  File,  pay and  discharge,  or
                  cause to be paid and discharged, all taxes, Assessments and governmental charges or levies imposed upon them or upon their income and profits or upon any of their property (real, personal or mixed) or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials, supplies and otherwise, which, if unpaid when due, might become a lien or charge upon such property or any part thereof; provide , however, that they shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim (other than taxes and/or assessments relating to real property or the use thereof) so long as, (a) the validity thereof shall be contested in good faith by appropriate proceedings and they shall have set aside on their books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested, and (b) payment with respect to any such tax, assessment, charge, levy or claim shall be made before any of their property shall be seized or sold in satisfaction thereof.

                           (c) Notice of Proceedings. Give prompt written notice
                  to the Purchasers of any proceeding instituted against any of them in any federal or state court or before any commission or other regulatory body, whether federal, state or local, which, if adversely determined, could have a material adverse effect upon their business, operations, properties, assets or condition, financial or otherwise when taken as a whole.

                           (d)      Periodic Reports. Furnish to the Purchasers:

                                    (i) Within  ninety (90)  calendar days after
                           the end of each fiscal year, consolidated balance sheets, statements of income, statements of stockholders" equity, and statements of cash flows, together with footnotes and supporting schedules thereto, all reported on without qualification as to scope of audit by independent certified public accountants of their choosing, showing their financial condition at the close of such fiscal year and the results of operations during such fiscal year;

                                    (ii) Within  ninety (90) calendar days after
                           the end of each fiscal quarter, unaudited consolidated balance sheets and statements of income certified by the Company's Chairman, President or Chief Financial Officer, such balance sheets to be as of the close of such fiscal quarter and such statements of income to be for the period from the beginning of the then-current fiscal year to the end of such fiscal quarter, together with comparative statements of income for the corresponding fiscal period in the immediately preceding fiscal year, in each case subject to normal audit and year-end adjustments;


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                                    (iii) Concurrently with the delivery of each
                           of  the  financial   statements   required  above,  a
                           certificate (the "Compliance Certificate"), signed by
                           the   Company's   Chairman  or   President  or  Chief
                           Financial Officer, certifying that he has examined the provisions of this Agreement and that no Event of Default (as defined below) has occurred and/or is continuing;

                                    (iv)  Promptly,  from time to time,  provide
                           such other information regarding their operations, assets, business, affairs and financial condition, as those Purchasers holding notes which, in the aggregate, represent more than 50% of the then outstanding principal amount of all of the Notes issued pursuant to this Agreement (the "Requisite Majority") shall reasonably request.

                           (e) Books and Records; Inspection. Maintain books and
                  records respecting all of their business operations, and permit agents or representatives of the Purchasers to inspect, at any time during normal business hours, Upon reasonable notice, and without undue material disruption of their business operations, all of such books and records.

                           (f) Notice of  Default or  Material  Adverse  Change.
                  Promptly advise the Purchasers of: (a) any Material Adverse Effect; and (b) of the existence or occurrence of any Event of
                  Default:

                           (g)   Accounting.   Maintain  a  standard  system  of
                  accounting in order to permit the preparation of consolidated financial statements in accordance with GAAP.

                           (h) Environmental Response. In the event of any discharge, spill, injunction, escape, emission, disposal, leak or other release of hazardous substances on any real property owned or leased by the Company or any of its subsidiaries, which is not authorized by a permit or other approval issued by the appropriate governmental agencies, and which requires notification to or the filing of any report with any Federal or sate governmental agency, the Company shall promptly: (i) notify the Purchasers; and (ii) comply with the notice requirements of the Environmental Protection Agency and applicable state agencies, and take all steps necessary to promptly clean up such discharge, spill, injection, escape, emission, disposal, leak or other release in accordance with all applicable environmental laws and the Federal National Contingency Plan, and, if required, receive a certification from all applicable state agencies or the Environmental Protection Agency, that such real property has been cleaned up to the satisfaction of such agency(ies).

                           (i) Consultation. The Company will consult with Purchasers prior to execution of any agreements with investment bankers, brokers, intermediaries or finders with respect to the raising of additional capital and agrees to use reasonable


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                  efforts to enter into such  agreements  only on terms that are reasonable and in the best interests of the Company.

                  8.2 Negative Covenants of the Company. The Company and each of its subsidiaries jointly and severally covenant and agree that, until the Notes have been paid in full, unless the Requisite Majority shall otherwise consent in writing, neither the Company nor such subsidiary shall, directly or indirectly:

                           (a) Change of Business.  Directly or indirectly:  (a)
                  engage in a business materially, different from the general nature of the business operations as now being conducted or as same may hereafter be reasonably expanded from time to time in like areas of business, or (b) wind up its business operations or cease substantially all of its normal business operations for a period in excess of thirty (30) consecutive days.

                           (b) Dividends. Declare and/or pay any dividends on the outstanding shares of the capital stock of the Company (other than dividends payable solely in shares of stock of the Company).

         9.       Defaults & Remedies.

                  9.1 Events of Default. Each of the following events is herein referred to as an Event of Default:

                           (a) if any representation or warranty made herein, or
                  in the Transaction Documents, or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement, shall be false, inaccurate or misleading in any material respect when made or when deemed made hereunder;

                           (b) any  default in the payment of any  principal  or
                  interest under any of the Notes when the same shall be due and payable, whether at the due date thereof or by acceleration or otherwise;

                           (c) any  default in the payment of any  principal  or
                  interest under any material indebtedness of the Company when the same shall be due and payable, whether at the due date thereof or by acceleration or otherwise;

                           (d) any  material  default in the due  observance  or
                  performance of any other covenant, condition or agreement to be observed or performed under Section 8 hereof, the Registration Rights Agreement or otherwise pursuant to the terms hereof, and the continuance of such default unremedied for a period of twenty (20) days after written notice thereof to the Company setting forth in reasonable detail the circumstances of such Event of Default;



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



                           (e) if the Company or any of its subsidiaries  shall:
                  (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its properties, (i) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code, or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation, law or statute, or an answer admitting the material allegations of a petition filed against him or it in any proceeding under any such law, or (vi) take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing;

                           (f) if any order, judgment or decree shall be entered, without the application, approval or consent of the Company or any of its subsidiaries, by any court of competent jurisdiction, approving a petition seeking reorganization of the Company or any of its subsidiaries, or appointing a receiver, trustee, custodian or liquidator of any of the Company or any of its subsidiaries, or of all or any substantial part of their respective assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days; or

                           (g) if final  judgment(s) for the payment of money in
                  excess of $50,000 individually or $100,000 in the aggregate shall be rendered against the Company or any of its subsidiaries, and the same shall remain undischarged or unbonded for a period of thirty (30) consecutive days, during which execution shall not be effectively stayed.

                  9.2 Remedies. Upon the occurrence of any Event of Default, and at all times thereafter during the continuance thereof: (i) the Notes shall, at the option of the Requisite Majority (except in the case of Sections 9.1(d) and (e) hereof, the occurrence of which shall automatically effect acceleration, regardless of any action or forbearance in respect of any prior or ongoing Event of Default which may be inconsistent with such automatic acceleration), become immediately due and payable, as to principal, interest and premium (if any), without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding, (ii) all outstanding obligations under the Notes, and all other outstanding obligations on which the applicable interest rate is determined by reference to the interest rate under any of the Notes, shall bear interest at the default rate of interest provided in the Notes, (iii) the Purchasers may file suit against the Company on the Notes and/or seek specific performance or injunctive relief thereunder (whether or not a remedy exists at law or is adequate), and (iv) the Purchasers shall have the right in accordance with this Agreement and the Notes to exercise any and all remedies as the Requisite Majority may determine in their discretion.

         10. Conditions Precedent to the Obligations of the Company. The obligations of the Company pursuant to this Agreement are subject to the satisfaction at the Closing of each of the following conditions; provided, however, that the Company may, in its sole discretion, waive any of such conditions and proceed with the transactions contemplated hereby.

                  10.1 Accuracy of Representations and Warranties. The representations and warranties of the Purchasers contained in the Transaction Documents shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of the Closing Date.

                  10.2 Performance of Agreements. Each Purchaser shall have duty executed and delivered to the Company the Transaction Documents which they are required to sign and shall, have performed and complied in all material respects with all covenants, obligations and agreements to be performed or complied with by any of them on or before the Closing Date pursuant to the Transaction Documents.

         11.  Conditions  Precedent to the  Obligations of the  Purchasers.  The
obligations of the Purchasers under this Agreement are subject to the satisfaction at the Closing of each of the following conditions; provided, however, that the Purchasers may, in their sole discretion, waive any of such conditions and proceed with the transactions contemplated hereby.

                  11.1 Accuracy of Representations and Warranties. The representations and warranties of the Company contained in the Transaction Documents shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of the Closing Date.

                  11.2 Performance of Agreements. The Company shall have duly executed and delivered the Transaction Documents and shall have performed and complied in all material respects with all covenants, obligations and agreements to be performed or complied with by it on or before the Closing Date pursuant to the Transaction Documents.

                  11.3 Litigation, etc. No claim, action, suit, proceeding, arbitration or hearing or notice of hearing shall be pending (and no action or investigation by any governmental authority shall be threatened) which seeks to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

                  11.4 Officers, Certificate. The Purchasers shall have received a certificate of the chief executive officer of the Company, dated the Closing Date, certifying as to the fulfillment of the conditions set forth in Sections 11.1, 11.2 and 11.3.

                  11.5 Good Standing Certificate. The Purchasers shall have received a "good standing" certificate with respect to the Company from the Secretary of State of its state of incorporation stating that the Company is duly incorporated and in good standing in its state of incorporation.

                  11.6 Callnet Plan. The Purchasers shall receive by April 26, 1999 documentation relating to the establishment of the Callnet Plc stock option plan (referenced in Schedule 4.2 hereof), as of February 3, 1999.

         12.      Indemnification.

                  12.1 Indemnification by the Company. The Company hereby covenants and agrees with the Purchasers that it shall reimburse and indemnify the Purchasers and their respective officers, directors, employees, agents, successors and assigns (individually an "Indemnified Party") and hold each of them harmless from, against and in respect of, any claims, costs, losses, damages, liabilities, fines, penalties, damages and expenses (including interest which may be imposed in
         connection   therewith  and  court  costs  and   reasonable   fees  and
         disbursements of counsel) incurred by any such Indemnified Party due to, arising out of, or in connection with, a breach of any of the representations, warranties, covenants or agreements made by the Company in the Transaction Documents (a "Claim").

                  12.2 Indemnification by the Purchasers. Each Purchaser hereby covenants and agrees with the Company that it shall reimburse and indemnify the Company and its officers, directors, employees, agents, successors and assigns (also individually an "Indemnified Party") and hold each of them harmless from, against and in respect of, any and all costs, losses, damages, liabilities, fines, penalties, damages and expenses (including interest which may be imposed in connection therewith and court costs and reasonable fees and disbursements of counsel) incurred by any such Indemnified Party due to, arising out of, or in connection with, a breach of any of the representations, warranties, covenants or agreements made by such Purchaser in the Transaction Documents (also a "Claim"); provided however, the obligation of a Purchaser under this Section 12.2 shall not exceed the principal amount of the Notes held by such Purchaser,

                  12.3 Right to Defend. If the facts giving rise to any such indemnification shall involve any actual Claim or demand by any third party against an Indemnified Party, the indemnifying party shall be entitled to notice of, and entitled to defend or prosecute, such Claim at its expense and through counsel of its own choosing if it advises the Indemnified Party in writing of its intention to do so within thirty (30) days after notice of such Claim has been given to the indemnifying party (without prejudice to the right of any Indemnified Party to participate at its expense through counsel of its own choosing). Such Indemnified Party shall cooperate in the defense and/or settlement of such Claim, but shall be entitled to be reimbursed for costs and expenses incurred by it in connection therewith. No settlement of any Claim may be made without the consent of the indemnifying party, which consent may not be unreasonably withheld;: provided, however, that if such indemnifying party has been offered the opportunity to defend such Claim and has elected not to do so then settlement may be made without the consent of the indemnifying Party.

         13.      General Provisions.

                  13.1 Survival Of Representations, Warranties, Covenants, and Agreements. The representations, warranties, covenants and agreements contained in this Agreement shall survive the execution of this Agreement.

                  13.2 Notices. All notices, requests, demands and other communications which are required to be or may be given under this Agreement to any party to any of the other parties shall be in writing and shall be deemed to have been duly given when (a) delivered in person, the day following dispatch by an overnight courier service (such as Federal Express or UPS, etc.) or (c) five (5) days after dispatch by certified or registered first class mad, postage prepaid, return receipt requested, to the party to whom the same is so given or made:

         If to the Company addressed to:     World Callnet, Inc.
                                             Brecon House
                                             Meridian Gate
                                             207 Marsh Wall
                                             London
                                             E149YT

                  with a copy to:            Jenkens & Gilchrist, P.C.
                                             1445 Ross Avenue, Suite 3200
                                             Dallas, Texas 75202
                                             Attn: Mark D. Wigder, Esq.

                  If to a Purchaser:         at the address of such Purchaser as
                                             set forth on Exhibit A.

                  13.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  13.5 Headings. All headings are inserted for convenience of reference only and shall not affect the meaning or interpretation of any such provisions or of this Agreement, taken as an entirety.

                  13.6 Severability. If and to the extent that any court of competent jurisdiction holds any provision (or any part thereof) of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

                  13.7 Waivers and Amendments. With the written consent of the Requisite Majority, obligations of the Company under this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), and with the same consent the Company may enter into a supplementary agreement for the purpose of adding any provisions to this Agreement or to any supplemental agreement modifying in any manner the rights and obligations of the Purchasers and of the Company; provided, however, that no such waiver or supplemental agreement shall reduce the percentage of the Requisite Majority without the written consent of Purchasers then holding at least 80% of the aggregate principal amount of the, Notes (the "80% Majority). Notwithstanding anything to the contrary above, the payment of interest, time of payment of interest, the interest rate payable, payment of principal and time of payment of principal on the Notes may not be changed without the written consent of the 80% Majority, and this provision may not be waived or amended without the written consent of the 80% Majority. Written notice of any such waiver, consent or agreement of amendment. modification or supplement shall be given by the Company to the Purchasers who have not previously consented thereto in writing,

                  13.8 Changes, Waivers, Etc. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but rather may only be changed by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in Section 13.7 hereof.

                  13.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

                  13.10 Binding Effects. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                   WORLD CALLNET, INC.

                                   By:
                                        -------------------------------
                                        Paul Goodman-Simpson, President


                                   PURCHASER:

                                   For Purchasers who are not a corporation, partnership, LLC, LP or trust



                                   -------------------------------------
                                   Print Exact Name of Purchaser
                                   (If a joint purchaser, print both names)


                                   -------------------------------------
                                   Signature

                                   For Purchasers who are a corporation,
                                   partnership, LLC, LP or trust


                                   -------------------------------------
                                   Legal Name of Purchaser


                                   By:
                                        --------------------------------
                                        Name:
                                        Title:

                                    Exhibit A

Name                                                    Principal Amount of Note

Eagle Equity I, L.P.                                    $250,000
c/o Eagle Equity, Inc.
Two Lincoln Center, Suite 1280
5420 LBJ Freeway, L.B. 56
Dallas, Texas
Attn:  Lawrence E. Steinberg


David R. Weinreb                                        $250,000
1412 Main Street
26th Floor
Dallas, Texas 75202